SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): April 7, 1999
                                                         -------------



                       COMCAST CABLE COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          333-30745                    23-2175755
----------------                 ----------------               -------------
(State or other                  (Commission file               (IRS employer
jurisdiction of                      number)                    identification
incorporation)                                                       no.)



           1500 Market Street,  Philadelphia, PA           19102-2148
       -----------------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)




        Registrant's telephone number, including area code (215) 665-1700
                                                           --------------

Item 5.   Other Events

     On April 7, 1999, Comcast Corporation ("Comcast") acquired a controlling interest in Jones Intercable, Inc. ("Jones Intercable") for aggregate consideration of $706.3 million in cash. In connection with the acquisition, Comcast assumed $1.499 billion of debt. Also on that date, Comcast contributed its interest in Jones Intercable to Comcast Cable Communications, Inc. (the "Company"). On June 30, 1999, Comcast acquired an additional 1.0 million shares of Jones Intercable Class A Common Stock for $50.0 million in cash in a private transaction and contributed such shares to the Company. On March 2, 2000, Comcast acquired the remaining approximate 60% interest in Jones Intercable that was owned by the Jones Intercable public shareholders and the approximate 40% interest in Jones Intercable that was held by the Company. Also on that date, Jones Intercable was merged with and into Comcast JOIN Holdings, Inc., a wholly owned subsidiary of Comcast ("JOIN Holdings") with JOIN Holdings as the successor to Jones Intercable. In connection with the closing of the merger, Comcast issued approximately 35.6 million shares of its Class A Special Common Stock with a value of $1.727 billion to the public shareholders for their approximate 60% interest in Jones Intercable. The acquisitions of Jones Intercable by Comcast were accounted for under the purchase method of accounting.

     On January 18, 2000, Comcast acquired substantially all of the assets of Lenfest Communications, Inc. ("Lenfest") for approximately 121.4 million shares of its Class A Special Common Stock, subject to adjustment, with a value of $6.077 billion (the "Lenfest Acquisition"). In connection with the Lenfest Acquisition, Comcast assumed approximately $1.326 billion of debt. Immediately upon closing of the Lenfest Acquisition, Lenfest was merged with and into Comcast LCI Holdings, Inc., a wholly owned subsidiary of Comcast ("LCI Holdings") with LCI Holdings as the successor to Lenfest. The acquisition of Lenfest by Comcast was accounted for under the purchase method of accounting.

     On August 1, 2000, Comcast completed the merger of LCI Holdings and JOIN Holdings into the Company with the Company as the successor to LCI Holdings and JOIN Holdings (the "Reorganization"). The Reorganization will be accounted for at Comcast's historical cost in a manner similar to a pooling of interests. Accordingly, the Company's consolidated financial statements will include the accounts of the merged subsidiaries since the dates of their acquisition by Comcast.

     Comcast intends to contribute its 50% interest in Comcast Cablevision of Garden State, LP ("Garden State Cable") to the Company and merge its subsidiary, Comcast Cablevision of Philadelphia Area I, Inc. ("Greater Philadelphia") with and into the Company (together, the "Pending Transactions"). The Pending Transactions are expected to close by December 31, 2000, subject to receipt of regulatory approvals. Garden State Cable was a partnership which was owned 50% by Lenfest and 50% by Comcast. As a result of the Lenfest Acquisition, Comcast indirectly owns 100% of Garden State Cable. Garden State Cable will be a consolidated subsidiary of the Company upon Comcast's contribution of its 50% interest in Garden State Cable to the Company. Greater Philadelphia was acquired by Comcast on June 30, 1999 for approximately 8.5 million shares of Comcast Class A Special Common Stock with a value of $291.7 million. Upon closing, the Pending Transactions will be accounted for at Comcast's historical cost in a manner similar to a pooling of interests and the Company's consolidated financial statements will include the results of Garden State Cable and Greater Philadelphia since the dates of their acquisition by Comcast.

     The unaudited pro forma condensed consolidated financial statements of the Company are included in this Current Report on Form 8-K under Item 7 and are listed in the index to unaudited pro forma financial information.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     The unaudited pro forma condensed consolidated financial statements of Comcast Cable Communications, Inc. are included in this Current Report on Form 8-K and are listed in the index to unaudited pro forma financial information.

EXHIBIT NO.

10.1 Agreement and Plan of Merger, dated as of July 28, 2000, by and among Comcast Cable Communications, Inc., Comcast LCI Holdings, Inc., formerly a wholly owned subsidiary of Comcast Corporation ("Comcast") and Comcast JOIN Holdings, Inc., formerly a wholly owned subsidiary of Comcast.

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 27, 2000                   COMCAST CABLE COMMUNICATIONS, INC.

                                             By: /s/ Lawrence J. Salva
                                                 -----------------------
                                                 Lawrence J. Salva
                                                 Senior Vice President
                                                 (Principal Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------


10.1 Agreement and Plan of Merger, dated as of July 28, 2000, by and among Comcast Cable Communications, Inc., Comcast LCI Holdings, Inc., formerly a wholly owned subsidiary of Comcast Corporation ("Comcast") and Comcast JOIN Holdings, Inc., formerly a wholly owned subsidiary of Comcast.

                       COMCAST CABLE COMMUNICATIONS, INC.
               INDEX TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


     Unaudited Pro Forma Financial Information                        F - 1

     Unaudited Pro Forma Condensed Consolidated
     Balance Sheet as of June 30, 2000                                F - 3

     Unaudited Pro Forma Condensed Consolidated Statement
     of Operations for the Six Months Ended June 30, 2000             F - 4

     Unaudited Pro Forma Condensed Consolidated Statement
     of Operations for the Year Ended December 31, 1999               F - 5

     Notes to Unaudited Pro Forma Condensed Consolidated
     Financial Statements                                             F - 6

                               UNAUDITED PRO FORMA
                              FINANCIAL INFORMATION

Reorganization
--------------

On April  7,  1999,  Comcast  Corporation  ("Comcast")  acquired  a  controlling interest in Jones Intercable, Inc. ("Jones Intercable") for aggregate consideration of $706.3 million in cash. In connection with the acquisition, Comcast assumed $1.499 billion of debt. Also on that date, Comcast contributed its interest in Jones Intercable to Comcast Cable Communications, Inc. (the "Company"). On June 30, 1999, Comcast acquired an additional 1.0 million shares of Jones Intercable Class A Common Stock for $50.0 million in cash in a private transaction and contributed such shares to the Company. On March 2, 2000, Comcast acquired the remaining approximate 60% interest in Jones Intercable that was owned by the Jones Intercable public shareholders and the approximate 40% interest in Jones Intercable that was held by the Company. Also on that date, Jones Intercable was merged with and into Comcast JOIN Holdings, Inc., a wholly owned subsidiary of Comcast ("JOIN Holdings") with JOIN Holdings as the successor to Jones Intercable. In connection with the closing of the merger, Comcast issued approximately 35.6 million shares of its Class A Special Common Stock with a value of $1.727 billion to the public shareholders for their approximate 60% interest in Jones Intercable. The acquisitions of Jones Intercable by Comcast were accounted for under the purchase method of accounting.

On January 18, 2000, Comcast acquired substantially all of the assets of Lenfest Communications, Inc. ("Lenfest") for approximately 121.4 million shares of its Class A Special Common Stock, subject to adjustment, with a value of $6.077 billion (the "Lenfest Acquisition"). In connection with the Lenfest Acquisition, Comcast assumed approximately $1.326 billion of debt. Immediately upon closing of the Lenfest Acquisition, Lenfest was merged with and into Comcast LCI Holdings, Inc., a wholly owned subsidiary of Comcast ("LCI Holdings") with LCI Holdings as the successor to Lenfest.

On August 1, 2000, Comcast completed the merger of LCI Holdings and JOIN Holdings into the Company with the Company as the successor to LCI Holdings and JOIN Holdings (the "Reorganization"). The Reorganization will be accounted for at Comcast's historical cost in a manner similar to a pooling of interests. Accordingly, the Company's consolidated financial statements will include the accounts of the merged subsidiaries since the dates of their acquisition by Comcast.


Pending Transactions
--------------------

Comcast intends to contribute its 50% interest in Comcast Cablevision of Garden State, LP ("Garden State Cable") to the Company and merge its subsidiary, Comcast Cablevision of Philadelphia Area I, Inc. ("Greater Philadelphia") with and into the Company (together, the "Pending Transactions"). The Pending Transactions are expected to close by December 31, 2000, subject to receipt of regulatory approvals. Garden State Cable was a partnership which was owned 50% by Lenfest and 50% by Comcast. As a result of the Lenfest Acquisition, Comcast indirectly owns 100% of Garden State Cable. Garden State Cable will be a consolidated subsidiary of the Company upon Comcast's contribution of its 50% interest in Garden State Cable to the Company. Greater Philadelphia was acquired by Comcast on June 30, 1999 for approximately 8.5 million shares of Comcast Class A Special Common Stock with a value of $291.7 million. Upon closing, the Pending Transactions will be accounted for at Comcast's historical cost in a manner similar to a pooling of interests and the Company's consolidated financial statements will include the results of Garden State Cable and Greater Philadelphia since the dates of their acquisition by Comcast.

Subsequent Events
-----------------

Effective August 1, 2000, Comcast assigned its intercompany management and programming agreements with the Company's subsidiaries and with certain of Comcast's other cable communications subsidiaries to the Company. As such, effective August 1, 2000, amounts charged by the Company to the Company's subsidiaries for management fees and programming will be eliminated in the Company's consolidated financial statements.

On August 1, 2000, Comcast completed its acquisition of Prime Communications, LLC ("Prime"), a cable communications company serving approximately 430,000 subscribers, for aggregate consideration of approximately $1.4 billion. Comcast will account for the acquisition under the purchase method of accounting. Comcast contributed its interest in Prime to the Company on that date. As such, effective August 1, 2000, the Company's consolidated financial statements will include the results of Prime.

In August 2000, subsequent to the Reorganization, the Company replaced all of its subsidiaries' existing credit facilities and certain of Comcast's other cable communications subsidiaries' existing credit facilities with the Company's new bank credit facility and new commercial paper program. The Company's new bank credit facility consists of a $2.25 billion, five-year senior credit facility and a $2.25 billion, 364-day revolving credit facility. The 364-day revolving credit facility supports the Company's new commercial paper program. In August 2000, the Company borrowed $1.4 billion under the five-year facility and $1.0 billion under the commercial paper program, the proceeds of which were used to repay and retire approximately $2.4 billion of Comcast's subsidiaries' credit facilities, including $2.1 billion of the Company's subsidiaries' credit facilities and Garden State Cable's $0.3 billion credit facility.

Basis of Presentation
---------------------

The unaudited pro forma information set forth below for the Company gives effect to the Reorganization and the Pending Transactions since the dates of acquisition by Comcast of the subsidiaries for purposes of the condensed consolidated statement of operations for the year ended December 31, 1999, the condensed consolidated statement of operations for the six months ended June 30, 2000 and the condensed consolidated balance sheet as of June 30, 2000.

The unaudited pro forma information set forth below for the Company excludes the effects of the subsequent events described above.

This pro forma financial information should be read in conjunction with the historical consolidated financial statements of the Company.

Comcast Cable Communications, Inc.
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
As of June 30, 2000
(Dollars in millions, except share data)

                                           Historical    Comcast      Comcast                                  Comcast
                                            Comcast       JOIN          LCI                     Pending         Cable
                                            Cable(1)  Holdings(1)(2)  Holdings(3)  Subtotal   Transactions(4)  Pro Forma
                                             -----       --------     --------     --------  ------------      ---------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                   $40.5          $7.9        $13.9          $62.3         $0.7           $63.0
Investments                                  53.2           1.7                        54.9                         54.9
Accounts receivable, less allowance
  for doubtful accounts                      96.4          21.1         53.3          170.8          2.8           173.6
Deferred income tax benefit, due from
  affiliate                                  24.5                                      24.5                         24.5
Other current assets                         25.1           7.5          5.2           37.8          5.0            42.8
                                          ------------------------------------------------------------------------------
     Total current assets                   239.7          38.2         72.4          350.3          8.5           358.8
                                          ------------------------------------------------------------------------------


INVESTMENTS                                  27.9          52.9        797.5          878.3       (536.9)          341.4
                                          ------------------------------------------------------------------------------


PROPERTY AND EQUIPMENT                     3,751.9        475.1      1,130.9        5,357.9        287.5         5,645.4
Accumulated depreciation                  (1,445.4)        (4.1)       (20.9)      (1,470.4)       (72.5)       (1,542.9)
                                          ------------------------------------------------------------------------------

Property and equipment, net                2,306.5        471.0      1,110.0        3,887.5        215.0         4,102.5
                                          ------------------------------------------------------------------------------


DEFERRED CHARGES                           6,829.7      4,609.5      6,977.4       18,416.6      1,960.9        20,377.5
Accumulated amortization                  (2,018.8)      (241.7)      (290.6)      (2,551.1)      (227.1)       (2,778.2)
                                          ------------------------------------------------------------------------------

Deferred charges, net                      4,810.9      4,367.8      6,686.8       15,865.5      1,733.8        17,599.3
                                          ------------------------------------------------------------------------------

                                          $7,385.0     $4,929.9     $8,666.7      $20,981.6     $1,420.4       $22,402.0
                                          ==============================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses       $291.8       $109.0        $99.9         $500.7        $70.1          $570.8
Accrued interest                              32.1         16.1         20.1           68.3          0.4            68.7
Current portion of long-term debt              0.1          2.5          1.1            3.7         20.5            24.2
Due to affiliates                            125.1         53.1        246.3          424.5        (68.8)          355.7
                                          ------------------------------------------------------------------------------

     Total current liabilities               449.1        180.7        367.4          997.2         22.2         1,019.4
                                          ------------------------------------------------------------------------------


LONG-TERM DEBT, less current portion       3,062.9      1,591.4      1,318.4        5,972.7        265.5         6,238.2
                                          ------------------------------------------------------------------------------


MINORITY INTEREST AND OTHER                  127.4         30.7          5.9          164.0                        164.0
                                          ------------------------------------------------------------------------------


DEFERRED INCOME TAXES, due to affiliate    1,553.4        762.4      1,915.0        4,230.8         96.2         4,327.0
                                          ------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY
Common stock, $1 par value - authorized
  and issued, 1,000 shares
Additional capital                         5,460.5      2,489.4      5,292.4       13,242.3      1,076.6        14,318.9
Accumulated deficit                       (3,245.5)      (122.0)      (212.6)      (3,580.1)       (40.1)       (3,620.2)
Accumulated other comprehensive loss         (22.8)        (2.7)       (19.8)         (45.3)                       (45.3)
                                          ------------------------------------------------------------------------------

     Total stockholder's equity            2,192.2      2,364.7      5,060.0        9,616.9      1,036.5        10,653.4
                                          ------------------------------------------------------------------------------

                                          $7,385.0     $4,929.9     $8,666.7      $20,981.6     $1,420.4       $22,402.0
                                          ==============================================================================

See notes to unaudited pro forma condensed consolidated financial statements.

Comcast Cable Communications, Inc.
Pro Forma Condensed Consolidated Statement of Operations (Unaudited) Six Months Ended June 30, 2000
(Dollars in millions)

                                             Historical   Comcast    Comcast                                Comcast
                                               Comcast     JOIN        LCI                  Pending          Cable
                                             Cable(1)   Holdings(1)  Holdings  Subtotal  Transactions(4)  Pro Forma
                                                -----   -----------  ---------  --------  ---------------  ---------
SERVICE INCOME                                $1,436.5     $196.0     $276.8    $1,909.3      $92.2          $2,001.5
                                             ------------------------------------------------------------------------

COSTS AND EXPENSES
   Operating                                     647.4       82.9      115.3       845.6       27.5             873.1
   Selling, general and administrative           324.2       53.5       66.5       444.2       18.5             462.7
   Depreciation and amortization                 465.9      194.6      324.5       985.0       99.2           1,084.2
                                             -------------------------------------------------------------------------
                                               1,437.5      331.0      506.3     2,274.8      145.2           2,420.0
                                             ------------------------------------------------------------------------


OPERATING LOSS                                    (1.0)    (135.0)    (229.5)     (365.5)     (53.0)           (418.5)

OTHER (INCOME) EXPENSE
   Interest expense                              140.6       41.2       59.1       240.9        9.3             250.2
   Investment (income) expense and other,
     net                                         (33.6)       0.3        1.7       (31.6)       0.4             (31.2)
   Equity in net losses of affiliates                                    7.5         7.5       (7.5)
                                             -------------------------------------------------------------------------
                                                 107.0       41.5       68.3       216.8        2.2             219.0
                                             -------------------------------------------------------------------------

LOSS BEFORE INCOME TAX BENEFIT
   AND EXTRAORDINARY ITEMS                      (108.0)    (176.5)    (297.8)     (582.3)     (55.2)           (637.5)
                                             -------------------------------------------------------------------------

INCOME TAX BENEFIT                                12.6       58.6       86.2       157.4       18.3             175.7
                                             -------------------------------------------------------------------------

LOSS BEFORE EXTRAORDINARY ITEMS                  (95.4)    (117.9)    (211.6)     (424.9)     (36.9)           (461.8)
                                             =========================================================================

See notes to unaudited pro forma condensed consolidated financial statements.

Comcast Cable Communications, Inc.
Pro Forma Condensed Consolidated Statement of Operations (Unaudited) Year Ended December 31, 1999
(Dollars in millions)

                                             Historical                   Comcast
                                               Comcast     Pending         Cable
                                             Cable(1)   Transactions(4)  Pro Forma
                                                -----   ---------------  ---------
SERVICE INCOME                                $2,906.5      $22.9        $2,929.4
                                             --------------------------------------


COSTS AND EXPENSES
   Operating                                   1,242.4       10.1         1,252.5
   Selling, general and administrative           685.3        6.1           691.4
   Depreciation and amortization               1,017.7        9.9         1,027.6
                                             --------------------------------------

                                               2,945.4       26.1         2,971.5
                                             --------------------------------------

OPERATING LOSS                                   (38.9)      (3.2)          (42.1)
                                             --------------------------------------

OTHER (INCOME) EXPENSE
   Interest expense                              352.9                      352.9
   Interest expense on notes payable
     to affiliates                                10.0                       10.0
   Investment income                              (6.8)                      (6.8)
   Other expense                                   6.6                        6.6
                                             --------------------------------------

                                                 362.7                      362.7
                                             --------------------------------------

LOSS BEFORE INCOME TAX BENEFIT, MINORITY
   INTEREST AND EXTRAORDINARY ITEMS             (401.6)      (3.2)         (404.8)
                                             --------------------------------------

INCOME TAX BENEFIT                                46.2                       46.2
                                             --------------------------------------

LOSS BEFORE MINORITY INTEREST
   AND EXTRAORDINARY ITEMS                      (355.4)      (3.2)         (358.6)
                                             --------------------------------------

MINORITY INTEREST INCOME                         107.9                      107.9
                                             --------------------------------------

LOSS BEFORE EXTRAORDINARY ITEMS                 (247.5)      (3.2)         (250.7)
                                             ======================================

See notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


1. Historical Comcast Cable includes the results of Jones Intercable prior to March 2, 2000. Effective March 2, 2000, upon completion of the merger of Jones Intercable with and into JOIN Holdings, the results of JOIN Holdings are presented seperately in the accompanying unaudited pro forma financial information.

2. Comcast adjusted the purchase price allocation relating to Comcast's acquisition of the public shareholders' interest in Jones Intercable during the second quarter of 2000. The Company has obtained a preliminary appraisal of fair value of certain of JOIN Holdings' assets and liabilities and will make final purchase accounting adjustments upon completion of the final appraisal.

3. A final determination of required purchase accounting adjustments relating to the Lenfest Acquisition, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments relating to the Lenfest Acquisition included in the unaudited pro forma financial information are preliminary. The Company is in the process of obtaining an independent appraisal of the fair value of certain of LCI Holdings' assets and liabilities and will make final purchase accounting adjustments upon completion of the appraisal.

4. Pending Transactions includes the results of Garden State Cable and Greater Philadelphia. Pending Transactions also includes an adjustment to reverse LCI Holdings' equity method accounting for Garden State Cable. The Pending Transactions will be accounted for at Comcast's historical cost in a manner similar to a pooling of interests. As such, Comcast Cable pro forma includes the results of Garden State Cable and Greater Philadelphia since the dates of their acquisition by Comcast.